Diodes Incorporated (DIOD Plano, TX, USA Investor Relations February 11, 2025 Exhibit 99.3

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the first quarter of 2025, we expect revenue to be approximately $323 million plus or minus 3 percent; we expect GAAP gross margin to be 32.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 30.0 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $1.5 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 46.7 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 11, 2025 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2024 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Experience: President & CEO, Diodes Incorporated (2005 – 2023) Texas Instruments 27 years Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education Honorary Doctorate in Engineering National Cheng Kung University Doctorate and Master's Degree in Electrical Engineering, Texas Tech University Bachelor's Degree in Engineering, National Cheng Kung University – Taiwan Dr. Keh-Shew Lu Chairman and CEO

Gary Yu President Experience: Diodes Incorporated, since 2008 Chief Operating Officer Senior Vice President, Business Groups President, Asia Pacific Region General Manager, Shanghai Wafer Fabrication and BCD Business Unit Vice President of Asia Pacific Sales Manager, Sensor and Satellite Business Unit Lite-On Semiconductor Corporation Vice President, Worldwide Sales Texas Instruments IT, Finance and Capacity Planning Education: MBA - University of Dallas Master’s Degree in Telecommunication Engineering, Southern Methodist University Bachelor's Degree in MIS, Fu-Jen University, Taiwan Management Representative

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated Head of Corporate Marketing, Pericom Semiconductor Vice President, Marketing, CA Technologies (Broadcom) Director, Global Marketing Strategy, EMC Director, Marketing, Zarlink Semiconductor (Microchip) Marketing Management positions at Cisco and National Semiconductor (TI) Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal Head of Corporate Marketing & Investor Relations

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers analog and discrete power solutions through its high-quality semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets 66 Years in business 33 Consecutive years of profitability ~8400 Number of employees 1.31Bn Annual Revenue 2024 >39Bn >28K Number of products (SKU) shipped in 2024 >50K Number of customers 42% of 2024 product revenue from automotive/industrial Stock Symbol Number of units shipped in 2024 DIOD

Investing for the Future Global Operations and World-class Manufacturing Headquartered in Plano, TX Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key Acquisitions 2006 2006 2012 2015 2008 2013 2019 2020 2022 Anachip Corporation Taiwan Advanced Power Devices Zetex Semiconductors Power Analog Microelectronics BCD Semiconductor Pericom Semiconductor TI’s Greenock fab (GFAB) Lite-On Semiconductor Onsemi‘s fab (SPFAB) 2024 Fortemedia

Global Organization Wuxi, China Shanghai, China Chongli, Taiwan Hsinchu, Taiwan Taipei, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing South, Portland, Maine Tokyo, Japan Singapore Seongnam-si, South Korea Page 7

Our Sustainability Commitment Our commitment to a sustainable and profitable business is built around ESG Please refer to Governance and Oversight for additional details  Social (S) Governance (G) Environment (E) Climate Change Natural Resources Pollution & Waste Biodiversity Strategy & Oversight Risks Management Business Continuity Accountability & Transparency Supply Chain Product Integrity Human Capital Community

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 Next Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 10% (2005 – 2024) CAGR: 10% (2005 - 2024)

Gross Margins and EPS Gross Margins (%) Non-GAAP EPS ($) CAGR: 7.34% (2012 - 2024)

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, precision controls, medical, clean energy, machine to machine, robotics, motor control, and AIoT Consumer IoT: wearables, home automation, home appliances, smart infrastructure, and charging solutions Communications Smart phones, 5G networks, and enterprise networking Computing Cloud computing: server, AI server, storage, data centers, and edge AI ~60% of revenue ~40% of revenue (58% for Q4 2024) (42% for Q4 2024)

Key Growth Areas Automotive and Industrial Driving Growth Automotive Focused on connected driving, comfort, style, safety, and electrification 22% CAGR (2013 – 2024) Released 330 new automotive-compliant products in 2024 Increased dollar content per car to $213 Industrial Focused on embedded systems, networked systems, automation, motor controls, sensors, power management, IIoT, and AIoT Building momentum for SiC Schottky diodes and MOSFETs Expanding content in automation, security, medical, clean energy generation and energy storage systems

Total Solutions Provider Example: Embedded System Applications

Automotive Applications Driving Growth Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor / fan control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Battery management Move to 48V battery Focus Applications: Automotive Revenue Growth Year 2013 – 2024 CAGR: 22% Year Automotive - % of Total Product Revenue

Automotive Opportunity Automotive Potential Revenue $ / Car Automotive Motor Control $53.90 Connected Driving (Infotainment, Telematics & ADAS) $90.44 Powertrain, Electrification & Body Control Electronics $50.00 Lighting – Moving to LED $18.91 Total $213.25 $ Content / Car Year

Automotive Surround-View SuperCAM Platform Advanced Clock Gen, Clock Buffer, Crystal Oscillator, USB Power Switch, and Protection solutions for mission-critical need Automotive Compliant* Products Diodes’ Key Products $ / Box Analog >$1.20 Power Management >$0.70 MOS/BJT >$3.50 Diodes and Rectifiers >$5.00 Timing and Connectivity $14.00 Total $24.40 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documentation (if applicable)

EV Automotive High Voltage DC-DC Converter EV create the need for high-efficiency conversion of the high voltage battery to lower safe voltages Converts high voltage DC (300V to 900V) to a galvanically isolated 48V or 12V DC rail Diodes’ Automotive Compliant* products solution contains Silicon Carbide and Silicon MOSFET, Gate drivers, current monitors and high-performance buck converters Diodes’ Key Products $ / per car Analog >$0.20 Power Management >$0.60 MOS/BJT >$21.00 Diodes and Rectifiers >$0.10 Total $21.90 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documents (if applicable).

Automotive Compliant USB Ports - PD Charging and Displays Diodes’ Key Products $ / per car Power Management $6.20 MOS/BJT $2.50 Diodes and Rectifiers $1.00 Timing and Connectivity $5.00 Total $14.70 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documents (if applicable). USB charging is a high growth application with approximately 2 to 8 ports per vehicle USB PD is an important expansion capability  up to 100W/port USB-C supports DP over USB and opens up the opportunity to share portable equipment’s screen on an interior display Diodes provides a system solution for USB charging including Port Controller, USB Muxes, Signal Switches, ReDrivers, Xtals, Power Management, and Protection Automotive Compliant* product portfolio expansion is expanding the SAM further

Industrial Content Expansion Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Industrial / motor controls, sensors, and power management for smart meters Green power, Energy storage Robotics Medical – home health systems to hospital equipment AIoT

IoT – Machine to Machine (M2M)

Page 21

- **M2M – Dominated by short range technology**
  - 73% are short range, mostly Wi-Fi
- **2030: connections @ 29,400 million**


48V Battery
Isolated DCDC
PMU
LiDAR / Gyro Sensor
DDR
WiFi Module
SSD
PCIe Packet Switch
Embedded Processor
Camera Sensor
CAN Transceiver
IO Expander
Gate Driver and MOS
M
LDO, DCDC, Hall sensor, Audio Amp
AGV

M2M – By Application

- IoT and M2M Modems
- POS, Routers, Edge Server
- On-Premise Edge Gateway
- AGV (Automated Guided Vehicle)
- AMR (Autonomous Mobile Robots)
- UAV (Unmanned Aerial Vehicle)


Display Port Switch
I2C Level Shifter w/Buffer
USB Switch
USB Power Switch
STDLIN DC-DC / LDO
AC-DC
Mobile DDR/NOR Flash NAND Flash
DVI Scaler
DP
Temperature Sensor
I2C Bus
GPIO Expander
Xtal
USB 2.0
USB Port
UART
CPU
Voltage Detector
AC-DC Adapter
PCIe/ SATA
High Bandwidth Mux ReDriver
USB 3.0
USB 3.0 Controller
PCI Switch/ ReDriver
SATA Switch/ ReDriver
USB 3.0 Switch
USB 3.0 ReDriver
POS

Growth Opportunities:

- Power, Sensor, DC-DC
- Gate Driver, BJT, MOSFET
- XTAL and clock
- Packet switch, ReDriver, IO Expander, MIPI, and USB charging

Diodes' Key Products	$ / AGV
Discrete	$3.50
Analog & Power Mgmt.	$2.20
Timing and Connectivity	$18.00
Total	**$23.70**

DIODES INCORPORATED | Analog and Discrete Power Solutions

Cloud Computing Accelerating Enterprise Market ReDriver support for PCIe or USB connectivity Wide range of signal protocols: PCIe, CXL, SAS, SATA, USB MUX switch products for high capacity solid state storage Packet switches for accelerating AI computing Crystal oscillators for increasing clocking speeds LDOs, DCDC, SBR, and TVS for power management and protection

Server Platform Solution Nearly all of server vendors are customers of Diodes Diodes’ products have a strong position in this segment PCIe® packet switch, PCIe, USB, & SATA ReDrivers™, Clock buffer, oscillator, I3C MUX, level shifter, IO expander, bus switch, QSPI MUX, logic IC, MOSFET, LDO, TVS, DC-DC AI Server Diodes’ Key Products $ / Box Analog $7.00 Power Management $3.00 MOS/BJT $13.00 Timing and Connectivity $67.00 Total $90.00

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail

Page 25

IoT Segment: Smart Home

Smart Home

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch



Diodes' Key Products	$ / Box
Analog	$0.55 ~ $0.80
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.70**

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
X1
PCIe2
(or SATA
controller)
DC-DC
/ LDO
Wireless
Controller
Wireless
Controller

Smart Lighting


AC Power
AC-DC
LED
Driver
Light
User
Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
Wi-Fi
Memory
Ethernet
port
SoC
Audio
Amp
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz
Xtal
SoC
Wi-Fi
LED
Drive
Op Amp
Audio
Amp
DC-DC
/ LDO

DIODES INCORPORATED | Analog and Discrete Power Solutions

Communications - 5G Applications Focus Applications: Cloud Computing AI / Data Center Server Gateway Internet Gateway Fiber network Core Network, Cell Stations Small Cells Base Station Edge Computing Server Smart antenna Fiber network End Products Portables: Smartphone, Tablet Smart Car Consumer: VR/AR, Drone, IoT Telecom: 5G CPEs Embedded/Industrial

Communications – 5G Distributed Unit Diodes' Key Products $ / Box Analog $12.00 Power Management & Discrete $4.00 Timing and Connectivity $25.00 Total $41.00 Advanced Solution in Signal Integrity, Signal/Bus/Power Switches and IO Expanders for diversified networking applications Global logistics offer a cost-effective solution with industry standard pin-outs and versatile package options

Complete Platform Solution: Notebook

Page 29

Technology Focus

Products


DIODES
DIODES

- eUSB/USB repeater and Ultra Low Cj TVS for signal integrity
- Automotive Packet Switch for Telematics / ADAS, high voltage LDO and DCDC products
- Complete USB-C / Power Delivery Solutions
- Low jitter timing solution and high- speed PCIe packet switches for AI and cloud server
- High precision high bandwidth standard analog
- Ultra low power and low noise LDOs for IoT
- Lowest RDS(ON) LDMOS for battery efficiency
- IntelliFET - self-protected power switches
- Advanced protection - IO & power lines
- Comprehensive MOSFETs (8V to 800V)
- SiC Schottky Diodes and SiC MOSFET for industrial and automotive applications

Wafer Fab

- High performance 8” MOSFET trench technology
- Advanced Epi bipolar transistor processes
- Proprietary rectifier technology
- Rugged automotive grade NMOS and PMOS
- Low power low noise SiGe BiCMOS process
- High voltage high power BCD process



Assembly/Test

- Cu Pillar with flip chip on lead frame
- High pin count BGA, LGA, and AQFN packages
- Chip scale packaging with highest current density
- Compact QFN and DFN
- Power density PowerDI
- Small outline packages – down to 400x200 µm


DIODES
DIODES
DIODES
DFN0606-3
DFN0806-3
DFN1006-3
0.6mm
0.4mm
0.5mm
0.6mm
1.0mm
DIODES

DIODES INCORPORATED | Analog and Discrete Power Solutions

Assembly and Test Efficient Manufacturing + Superior Processes China: Shanghai, Chengdu, and Wuxi Taiwan: Chongli Germany: Neuhaus US: South Portland, Maine China: Shanghai and Wuxi Taiwan: Hsinchu UK: Greenock and Oldham Bipolar, BiCMOS, CMOS and BCD process Global footprint with strong engineering capabilities Wafer Fabs

Revenue Profile for Fourth Quarter 2024 By End Market Computing Consumer Industrial Communications Automotive By Channel Distribution Direct By Region Asia Pacific Europe Americas 18% 15% 25% 23% 19% 65% 35% 80% 12% 8%

Income Statement – Fourth Quarter 2024 ($ in millions, except EPS) 4Q23 3Q24 4Q24 Net sales 322.7 350.1 339.3 Gross profit (GAAP) 112.5 118.0 110.9 Gross profit margin % (GAAP) 34.9% 33.7% 32.7% Net income (GAAP) 25.3 13.7 8.2 Net income (non-GAAP) 23.4 20.1 12.5 Diluted EPS (non-GAAP) 0.51 0.43 0.27 Cash flow from operations 38.4 54.4 81.8 EBITDA (non-GAAP) 58.4 46.9 40.7

Balance Sheet ($ in millions) Dec 31, 2022 Dec 31, 2023 Dec 31, 2024 Cash* 348 329 322 Inventory 360 390 475 Current Assets 1,162 1,187 1,224 Total Assets 2,288 2,368 2,386 Total Debt 185 62 52 Total Liabilities 705 558 517 Total Equity 1,583 1,810 1,869 * Cash and cash equivalents, restricted cash and short-term investments

Revenue to be ~$323 million, +/- 3.0% GAAP gross margin of 32.5%, +/- 1% Non-GAAP operating expenses 30.0% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$1.5 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.7 million Amortization of $5.8 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on February 11, 2025 First Quarter 2025 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog, and discrete power solutions Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications